SCHEDULE FAIR VALUE OF THE WARRANT LIABILITY (Details) - Series F Redeemable Convertible Preferred Shares [Member] - Two Prc Onshore Investment Funds [Member]	Jan. 07, 2021 Integer ¥ / shares	Dec. 31, 2020 Integer ¥ / shares	Nov. 13, 2020 ¥ / shares
Measurement Input, Risk Free Interest Rate [Member]
Warrants and rights outstanding, measurement input	0.19	0.19	0.22
Measurement Input, Price Volatility [Member]
Warrants and rights outstanding, measurement input	50	50	50
Measurement Input, Expected Dividend Rate [Member]
Warrants and rights outstanding, measurement input	0	0	0
Measurement Input Fair Value of Share [Member]
Class of warrant or right, exercise price of warrants or rights	¥ 3.12	¥ 3.12	¥ 2.62
Measurement Input, Expected Term [Member]
Expected term	4 months 9 days	4 months 9 days	6 months